UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2021
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3200 Kirby Dr., Suite 600	Houston	TX		77098
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 12, 2021, PROS Holdings, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, Company stockholders:

(i)	elected two Class II directors to the Company's board of directors (the "Board"), each for a three-year term expiring in 2024;
(ii)	conducted an advisory vote on named executive officer compensation;
(iii)	approved amendments to the Company's Amended and Restated 2017 Equity Incentive Plan to, among other items, increase the number of shares authorized for issuance by 3.1 million shares;
(iv)	approved an amendment to the Company's 2013 Employee Stock Purchase Plan to increase the number of shares authorized for employee purchase by 500,000 shares; and
(v)	ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

The total number of outstanding shares entitled to vote at the Annual Meeting as of the record date for the Annual Meeting, March 25, 2021, was 44,252,765. A total of 41,782,611 shares of common stock were present in person or by proxy at the Annual Meeting, representing approximately 94.41% of the shares entitled to vote at the Annual Meeting.

Below are the results of the voting on the proposals voted on at the Annual Meeting:

PROPOSAL 1: Election of two Class II directors to the Board, each for a three-year term expiring 2024:

			Broker
Name	For	Withheld	Non-Votes
Raja Hammoud	38,983,347	861,938	1,937,326
William V. Russell	37,344,564	2,500,721	1,937,326

PROPOSAL 2: Advisory vote on named executive officer compensation:

			Broker
For	Against	Abstain	Non-Votes
30,926,742	8,829,913	88,630	1,937,326

PROPOSAL 3: Approval of amendments to the Company's Amended and Restated 2017 Equity Incentive Plan, to, among other items, increase the number of shares authorized for issuance by 3.1 million shares:

			Broker
For	Against	Abstain	Non-Votes
37,894,778	1,929,712	20,795	1,937,326

PROPOSAL 4: Approval of an amendment to the Company's 2013 Employee Stock Purchase Plan to increase the number of shares authorized for employee purchase by 500,000 shares:

			Broker
For	Against	Abstain	Non-Votes
39,822,124	20,897	2,264	1,937,326

PROPOSAL 5:     Ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain
40,992,313	771,860	18,438

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.
Date: May 13, 2021
/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary